Exhibit 32.2
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
I, Karleen M. Oberton, Chief Financial Officer of Hologic, Inc., a Delaware corporation (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), that:

(1)
The Annual Report on Form 10-K for the year ended September 29, 2018 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 20, 2018	/s/ Karleen M. Oberton
Karleen M. Oberton
Chief Financial Officer
A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 HAS BEEN PROVIDED TO HOLOGIC, INC. AND WILL BE RETAINED BY HOLOGIC, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.